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                                                                    EXHIBIT 10.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

October 1,2002                                                         $168,000

                            6% CONVERTIBLE DEBENTURE

      Metropolitan Health Networks, Inc., a Florida corporation (together with its successors, the "Company"), for value received hereby promises to pay to:

                                Michael Rosenbaum

(the "Holder") and registered assigns, the principal sum of One Hundred Sixty-Eight Thousand Dollars ($168,000) or, if less, the principal amount of this debenture (the "Debenture") then outstanding, on the Maturity Date by wire transfer of immediately available funds to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, which shall begin to accrue on the date of this Debenture, quarterly in arrears, on (i) the last day of March, June, September and December of each year until the Maturity Date, commencing December 31, 2002 (unless such day is not a business day, in which event on the next succeeding business day) (each an "Interest Payment Date"), (ii) the Maturity Date, (iii) each Conversion Date, as hereafter defined, and (iv) the date the principal amount of the Debenture shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below, from the most recent Interest Payment Date to which interest has been paid on this Debenture, or if no interest has been paid on this Debenture, from the date of this Debenture until payment in full of the principal sum hereof has been made. The Maturity Date is October 1, 2004.

      The interest rate shall be six percent (6%) per annum (the "Interest Rate") or, if less, the maximum rate permitted by applicable law. Interest on this Debenture will be calculated on the basis of a 360-day year of twelve 30 day months. All payments of principal and interest hereunder shall be made for the benefit of the Holder pursuant to

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the terms of the Agreement (hereafter defined). At the option of the Company, interest may be paid in cash or in shares of the Company's common stock (the "Common Stock"), If the Company determines to pay interest in shares of Common Stock, it shall be required to notify the Holder of such election at least 5 days prior to the Interest Payment Date in question. On each Conversion Date, interest shall be paid in shares of Common Stock on the portion of the principal balance of the Debenture then being converted. The number of shares of Common Stock issued as interest shall be determined by dividing the dollar amount of interest due on the applicable Interest Payment Date or Conversion Date, as the case may be, by $0.43.

      This Debenture is issued pursuant to that certain Investment Agreement dated as of the date hereof between the Company and the Investor named therein (the "Agreement").

      The Company shall keep a register, attached hereto as Annex A (the "Register"), in which shall be entered the names and addresses of the registered holder of this Debenture and particulars of this Debenture held by such holder and of all transfers of this Debenture. References to the "Holder" or "Holders" shall mean the Person listed in the Register as registered holder of such Debenture. The ownership of this Debenture shall be proven by the Register.

      1. PAYMENT OF PRINCIPAL. All unpaid principal and interest under this Debenture shall be repaid in full on October 1, 2004 (the "Maturity Date"). The Company may prepay all of the principal and interest due under this Note on the terms specified in Section 2.

      2. PRE-PAYMENT. The Company may, at its option, pre-pay all amounts due under this Debenture at any time before the Maturity Date by serving Holder with written notice specifying its intent to so prepay (a "Prepayment Notice") at a repayment price of 102% of the principal amount then outstanding plus all accrued but unpaid interest, until the first anniversary of its date of issuance ("First Anniversary Date") and 101% of the principal amount then outstanding plus all accrued but unpaid interest, from the First Anniversary Date until the Maturity Date (the "Prepayment Price"). Upon receipt of a Prepayment Notice, the Holder shall have 7 days to serve the Company with a Notice of Conversion exercising Holder's conversion rights pursuant to Article 5 hereof. Any Notice of Conversion so served shall take priority over a prior served Prepayment Notice.

      3. RANKING. This Debenture shall rank senior to any indebtedness created by the Company following the date hereof and pari-passu in respect to any indebtedness of the Company outstanding as of the date hereof.

      4. DEFAULT. For purposes of this Debenture, an "Event of Default" shall mean:

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            (a)   failure by the Company to pay or repay when due, all or any part of the principal or interest of the Debenture;

            (b) the Company or any subsidiary of the Company has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors, or has failed generally to pay any of its material debts as they become due, or has taken any corporate action to authorize any of the foregoing;

            (c) an involuntary case or other proceeding has been commenced against the Company or any subsidiary of the Company seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or an order for relief has been entered against the Company or any subsidiary of the Company under the federal bankruptcy laws as now or hereafter in effect;

            (d) any representation, warranty, certification or statement made by the Company in this Debenture or the Agreement shall prove to have been untrue in any material respect when made.

In the event of the occurrence of an Event of Default that has not been cured by the Company within 10 days of the receipt of written notice from Holder of the Event of Default, (i) all unpaid principal under this note shall immediately begin to accrue interest at the Interest Rate plus 2% per annum or, if less, the maximum rate permitted by applicable law ("Default Interest"), and shall continue to accrue interest at the Default Interest rate until such time as all Events of Default have been cured, and (ii) the Holder hereof may by notice to the Company declare this Note to be immediately due and payable.

      5.    CONVERSION.

            5.1 CONVERSION OF DEBENTURE. The Holder shall have the right, at its option, at any time from and after the date of issuance of this Debenture, to convert the principal amount of this Debenture, or any portion of such principal amount, into that number of fully paid and nonassessable shares of Common

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      Stock determined pursuant to this Section 5.1. The number of shares of
      Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the "Conversion Date") a notice of conversion is delivered to the Company (a "Notice of Conversion"), as applicable, by the Holder by facsimile or other reasonable means of communication dispatched prior to 4:00 p.m., E.S.T. The term "Conversion Amount" means, with respect to any conversion of this Debenture, the sum of (1) the principal amount of this Debenture to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Debenture to the Conversion Date plus (3) Default Interest, if any, on such principal amount.

            5.2 CONVERSION PRICE AND LIMITATION. At the option of the Holder, any portion or all of the outstanding principal amount of this Debenture shall be converted into a number of shares of Common Stock at the conversion price (the "Conversion Price") equal to the lesser of (i) $0.46 (the "Fixed Conversion Price") and (ii) $0.43 (the "Formula Conversion Price").

            5.3 EVENT OF DEFAULT CONVERSION PRICE. Notwithstanding the foregoing in Section 5.2, upon the occurrence of an Event of Default (as defined above) and for so long as any Debenture remains outstanding the Conversion Price shall be equal to the lesser of (i) the Fixed Conversion Price and (ii) 75% of the average of the volume weighted average sales prices of the Common Stock, as reported on Bloomberg, L.P., for the five Trading Days immediately preceding the date of the any Notice of Conversion submitted by Holder following an Event of Default.

            5.4 AUTHORIZED SHARES. The Company (i) shall promptly irrevocably instruct the Company's transfer agent to issue certificates for the Common Stock issuable upon conversion of this Debenture and (ii) agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Debenture.

                  (b) The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Debenture in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction

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      of the Company that such tax has been paid.

                  (c) Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Debenture shall be deemed reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article 5, all rights with respect to the portion of this Debenture being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provisions thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company. The date of receipt (including receipt via telecopy) of such Notice of Conversion shall be the Conversion Date so long as it is received before 4:00 p.m., E.S.T., on such date.

                  (d) Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the expiration of 10 days from the date of the Notice of Conversion, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company), the Holder shall regain the rights of a Holder of this Debenture with respect to such unconverted portions of this Debenture and the Company shall, as soon as practicable, return such unconverted Debenture to the holder or, if the Debenture has not been surrendered, adjust its records to reflect that such portion of this Debenture not been converted. In all cases, the Holder shall retain all of its rights and remedies.

                  (e) In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission System.

            5.6 MANDATORY CONVERSION. In the event the volume weighted average sales price for the Common Stock, as reported by Bloomberg L.P., is equal to or greater than $1.50 for 60 consecutive Trading Days at any time

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      following the date of this Debenture, Holder shall be required to convert this Debenture at the then applicable Conversion Price; provided, however, this provision shall be void if at the time Holder is required to convert this Debenture, the Registration Statement (as defined in Section 6) is not effective with the Commission.

      6. REGISTRATION RIGHTS. The Company shall prepare and file a registration statement (the "Registration Statement") covering the resale of the shares of Common Stock issuable upon the conversion of this Debenture on or before the date that is one year after the date of this Debenture. Upon filing, the Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as soon after filing as is reasonably possible.

            In addition to the foregoing, Holder shall have the piggyback registration rights as set forth in this paragraph. Whenever the Company proposes to file a Registration Statement for the registration of shares of its Common Stock, the Company will, prior to such filing, give fifteen (15) days prior written notice to the Holder of its intention to do so and, upon the written request of the Holder given within ten (10) days after receipt of such notice, the Company shall, subject to the terms of this Agreement, use its reasonable best efforts to cause the shares of Common Stock issuable upon the conversion of this Debenture to be included in said Registration Statement, and to be registered under the Securities Act to the extent necessary to permit their sale.

      7. MISCELLANEOUS. This Debenture shall be deemed to be a contract made under the laws of the State of Florida, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Debenture, except as specifically provided herein, and asset to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the exclusive jurisdiction of the United States District Court for Florida and of any state court sitting in Palm Beach County, Florida for purposes of all legal proceedings arising out of or relating to this Debenture. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture.

      The Holder of this Debenture by acceptance of this Debenture agrees to be bound by the provisions of this Debenture which are expressly binding on such Holder.

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      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

      Dated: OCTOBER 1, 2002
                                       METROPOLITAN HEALTH NETWORKS, INC.

                                       By: /s/ FRED STEINBERG
                                           -----------------------------------
                                       Name: FRED STEINBERG
                                       Title: PRESIDENT/CEO

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